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                                                                      EXHIBIT 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in Federal Express Corporation's previously filed Registration Statements No. 333-80001, 333-74701 and 333-39006 of our reports dated June 27, 2001, included in Federal Express Corporation's Form 10-K for the year ended May 31, 2001.

                                            /s/ Arthur Andersen LLP
                                            --------------------------
                                                Arthur Andersen LLP


Memphis, Tennessee
August 15, 2001